UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-176775 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Real Estate Income Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our” and “us”) hereby amends the Current Report on Form 8-K filed on January 3, 2012 (the “Original Report”) to provide the required financial information relating to our acquisition of a fee simple interest in Newington Fair Shopping Center located in Newington, Connecticut on December 27, 2012 and seven single tenant properties totaling approximately 63,000 square feet located in Daleville, Mobile and Valley, Alabama and Brooks, and LaGrange (two properties), Georgia and Maryville, Tennessee, on December 28, 2012, as described in the Original Report.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired
Page
Newington Fair Shopping Center

	Independent Auditors’ Report	F-1

	Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-2

	Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-3

Dollar General Corporation

	Summary Select Financial Information for Dollar General Corporation, whose subsidiary, Dolgencorp, LLC, is subject to net leases, for the years ended February 3, 2012, January 28, 2011, and January 29, 2010	F-6

	Summary Select Financial Information for Dollar General Corporation, whose subsidiary, Dolgencorp, LLC, is subject to net leases, for the periods ended November 2, 2012, and October 28, 2011	F-8

2

Page
(b)	Pro forma financial information

Inland Real Estate Income Trust, Inc.

	Pro Forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-10

	Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-12

	Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2012 (unaudited)	F-14

	Notes to Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2012 (unaudited)	F-16

	Pro Forma Consolidated Statement of Operations for the period from August 24, 2011 (inception) through December 31, 2011 (unaudited)	F-19

	Notes to Pro Forma Consolidated Statement of Operations for the period from August 24, 2011 (inception) through December 31, 2011 (unaudited)	F-21

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	March 12, 2013	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Chief Accounting Officer

4

Index to Financial Statements
Page
Newington Fair Shopping Center

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-3

Dollar General Corporation

Summary Select Financial Information for Dollar General Corporation, whose subsidiary, Dolgencorp, LLC, is subject to net leases, for the years ended February 3, 2012, January 28, 2011, and January 29, 2010	F-6

Summary Select Financial Information for Dollar General Corporation, whose subsidiary, Dolgencorp, LLC, is subject to net leases, for the periods ended November 2, 2012, and October 28, 2011	F-8

Inland Real Estate Income Trust, Inc.

Pro Forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-10

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-12

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2012 (unaudited)	F-14

Notes to Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2012 (unaudited)	F-16

Pro Forma Consolidated Statement of Operations for the period from August 24, 2011 (inception) through December 31, 2011 (unaudited)	F-19

Notes to Pro Forma Consolidated Statement of Operations for the period from August 24, 2011 (inception) through December 31, 2011 (unaudited)	F-21

5

Independent Auditors’ Report

The Board of Directors

Inland Real Estate Income Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Newington Fair Shopping Center (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of management of Inland Real Estate Income Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in Form 8-K/A of Inland Real Estate Income Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. The presentation is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Newington Fair Shopping Center for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

March 12, 2013

F-1

Newington Fair Shopping Center

Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period ended September 30, 2012 (unaudited)

and Year ended December 31, 2011

	Nine Months ended September 30, 2012 (unaudited)	Year ended December 31, 2011
Gross income:
Rental income	$1,016,321	$1,355,094
Operating expense, insurance, and real estate tax recoveries	157,884	216,515
Total gross income	1,174,205	1,571,609
Direct operating expenses:
Property operating expenses	72,626	99,705
Real estate taxes	135,375	180,501
Total direct operating expenses	208,001	280,206
Excess of gross income over direct operating expenses	$966,204	$1,291,403

See accompanying notes to historical summary of gross income and direct operating expenses.

F-2

Newington Fair Shopping Center

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period ended September 30, 2012 (unaudited)

and Year ended December 31, 2011

(1) Business

Newington Fair Shopping Center (the Property) is located in Newington, Connecticut. The Property has 186,205 square feet (unaudited) of gross leasable area space, and is 100% leased at December 31, 2011 to a total of two tenants. Inland Real Estate Income Trust, Inc., through a wholly-owned subsidiary, acquired the Property on December 27, 2012 from Newington-Berlin Retail, LLC (Seller), an unaffiliated third party.

(2) Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in Form 8-K/A of Inland Real Estate Income Trust, Inc., to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2012 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of Inland Real Estate Income Trust, Inc., all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2012 is not necessarily indicative of the expected results for the entire year ended December 31, 2012.

(3) Gross Income

The Property leases retail space and land under various lease agreements with their tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

F-3

Newington Fair Shopping Center

Notes to Historical Summary of Gross Income and Direct Operating Expenses (continued)

For the Nine Month Period ended September 30, 2012 (unaudited)

and Year ended December 31, 2011

(3) Gross Income (continued)

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. If collectability issues exist, rental income may be recognized on a cash basis. Related adjustments increased base rental income by $73,982 (unaudited) for the nine months ended September 30, 2012 and increased base rental income by $98,642 for the year ended December 31, 2011.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from approximately 12 to 17 years, as of December 31, 2011, are as follows:

Year:
2012	$1,256,452
2013	1,256,452
2014	1,312,137
2015	1,351,912
2016	1,351,912
Thereafter	11,910,044
$18,438,909

(4) Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

F-4

Newington Fair Shopping Center

Notes to Historical Summary of Gross Income and Direct Operating Expenses (continued)

For the Nine Month Period ended September 30, 2012 (unaudited)

and Year ended December 31, 2011

(5) Related-Party Transactions

Realm Realty, an affiliate of the Seller, provided property management services to the Property. Realm Realty charged a management fee of 3% of collected revenue earned by the Property. The Property incurred management fees of $33,007 (unaudited) and $43,608, which are included in operating expenses for the nine month period ended September 30, 2012 and the year ended December 31, 2011, respectively. These management fees may not be comparable to the management fees charged to the Property by an affiliate of Inland Real Estate Income Trust, Inc.

(6) Subsequent Events

Subsequent to December 31, 2011 and through March 12, 2013, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

F-5

Dollar General Corporation

On December 28, 2012, Inland Real Estate Income Trust, Inc. (the “Company”), through seven wholly-owned subsidiaries formed for this purpose, acquired the entire fee simple interests in seven newly-constructed single-tenant properties, all of which are triple-net leased to Dolgencorp, LLC (“Dolgencorp”), a subsidiary of Dollar General Corporation (“Dollar General”), for $8.28 million, from Highwood Investments, LLC, an unaffiliated third party. These triple-net leases require Dolgencorp to pay all costs associated with a property, including real estate taxes, insurance, utilities and routine maintenance in addition to the base rent. Dollar General has guaranteed all rents and other sums due under each lease in the event that Dolgencorp defaults. The Company has provided selected financial and operating data below for Dollar General. Dollar General’s full financial statements have been publicly filed with the Securities and Exchange Commission. The selected financial and operating data (including footnotes) below has been extracted from Dollar General’s Form 10-K for the fiscal year ended February 3, 2012, as filed with the Securities and Exchange Commission on March 22, 2012.

Selected Financial Data

(Amounts in millions, excluding per share data,

number of stores, selling square feet, and net sales per square foot)

For the year ended	February 3, 2012 (2)	January 28, 2011	January 29, 2010

Statement of Operations Data:
Net sales	$14,807.2	$13,035.0	$11,796.4
Cost of goods sold	10,109.3	8,858.4	8,106.5
Gross profit	4,697.9	4,176.6	3,689.9
Selling, general and administrative expenses	3,207.1	2,902.5	2,736.6
Operating profit	1,490.8	1,274.1	953.3
Interest income	(0.1)	(0.2)	(0.1)
Interest expense	205.0	274.2	345.7
Other (income) expense	60.6	15.1	55.5
Income (loss) before income taxes	1,225.3	985.0	552.1
Income tax expense (benefit)	458.6	357.1	212.7
Net income (loss)	$766.7	$627.9	$339.4

Per Share Data:
Earnings (loss) per share - basic	$2.25	$1.84	$1.05
Earnings (loss) per share - diluted	2.22	1.82	1.04
Dividends per share	--	--	0.75250

Statement of Cash Flows Data:
Net cash provided by (used in):
Operating activities	$1,050.5	$824.7	$672.8
Investing activities	(513.8)	(418.9)	(248.0)
Financing activities	(908.0)	(130.4)	(580.7)
Total capital expenditures	(514.9)	(420.4)	(250.7)

F-6

Dollar General Corporation

Selected Financial Data (continued)

(Amounts in millions, excluding per share data,

number of stores, selling square feet, and net sales per square foot)

For the year ended	February 3, 2012 (2)	January 28, 2011	January 29, 2010

Other Financial and Operating Data
Same store sales growth (3)	6.0%	4.9%	9.5%
Same store sales (3)	$13,627	$12,227	$11,357
Number of stores included in same store sales calculation	9,254	8,712	8,324
Number of stores (at period end)	9,937	9,372	8,828
Selling square feet (in thousands at period end)	71,774	67,094	62,494
Net sales per square foot (4)	$213	$201	$195
Consumables sales	73.2%	71.6%	70.8%
Seasonal sales	13.8%	14.5%	14.5%
Home products sales	6.8%	7.0%	7.4%
Apparel sales	6.2%	6.9%	7.3%
Rent expense	$542	$489	$429

Balance Sheet Data (at period end):
Cash and cash equivalents and short-term investments	$126	$497	$222
Total assets	9,689	9,546	8,864
Long-term debt	2,619	3,288	3,403
Total stockholders’ equity	4,669	4,055	3,390

(1)	Amounts in the above table have been prepared in accordance with U.S. generally accepted accounting principles.

(2)	The fiscal year ended February 3, 2012 was comprised of 53 weeks.

(3)	Same-store sales are calculated based upon stores that were open at least 13 full fiscal months and remain open at the end of the reporting period. When applicable, Dollar General excludes the sales in the 53rd week of a 53-week year from the same-store sales calculation.

(4)	Net sales per square foot was calculated based on total sales for the preceding 12 months as of the ending date of the reporting period divided by the average selling square footage during the period, including the end of the fiscal year, the beginning of the fiscal year, and the end of each of Dollar General’s three interim fiscal quarters.

F-7

Dollar General Corporation

On December 28, 2012, Inland Real Estate Income Trust, Inc. (the “Company”), through seven wholly-owned subsidiaries formed for this purpose, acquired the entire fee simple interests in seven newly-constructed single-tenant properties, all of which are triple-net leased to Dolgencorp, LLC (“Dolgencorp”), a subsidiary of Dollar General Corporation (“Dollar General”), for $8.28 million, from Highwood Investments, LLC, an unaffiliated third party. These triple-net leases require Dolgencorp to pay all costs associated with a property, including real estate taxes, insurance, utilities and routine maintenance in addition to the base rent. Dollar General has guaranteed all rents and other sums due under each lease in the event that Dolgencorp defaults. The Company has provided selected financial and operating data below for Dollar General. Dollar General’s full financial statements have been publicly filed with the Securities and Exchange Commission. The selected financial and operating data (including footnotes) below has been extracted from Dollar General’s quarterly reports on Form 10-Q for the period ended November 2, 2012 and October 28, 2011, as filed with the Securities and Exchange Commission on December 11, 2012 and December 5, 2011, respectively.

Selected Financial Data

(Amounts in millions, excluding per share data)

For the 39 weeks ended	November 2, 2012	October 28, 2011

Statement of Operations Data:
Net sales	$11,814.5	$10,622.1
Cost of goods sold	8,096.9	7,270.6
Gross profit	3,717.6	3,351.5
Selling, general and administrative expenses	2,584.7	2,368.9
Operating profit	1,132.9	982.6
Interest expense	100.4	164.8
Other (income) expense	30.0	60.6
Income before income taxes	1,002.5	757.2
Income tax expense	367.3	283.0
Net income	$635.2	$474.2

Per Share Data:
Earnings per share - basic	$1.9	$1.39
Earnings per share - diluted	1.89	1.37
Dividends per share	--	--

Statement of Cash Flows Data:
Net cash provided by (used in):
Operating activities	$690.9	$604.5
Investing activities	(452.5)	(362.4)
Financing activities	(222.0)	(621.0)

F-8

Dollar General Corporation

Selected Financial Data (continued)

(Amounts in millions, excluding per share data)

For the 39 weeks ended	November 2, 2012	October 28, 2011

Balance Sheet Data (at period end):
Cash and cash equivalents and short-term investments	$142.5	$118.6
Total assets	10,273.7	9,735.9
Long-term debt	3,023.4	2,721.1
Total stockholders’ equity	4,734.9	4,554.0

(1)	Amounts in the above table have been prepared in accordance with U.S. generally accepted accounting principles.

F-9

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2012

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions and related financings had occurred on September 30, 2012.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2012, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the acquisition of the portfolio of five Dollar General retail stores located in Robertsdale, East Brewton and Wetumpka, Alabama and in Newport and Madisonville, Tennessee acquired on November 6, 2012, the acquisition of the portfolio of seven Dollar General retail stores located in Daleville, Mobile and Valley, Alabama and Brooks, and LaGrange (two properties), Georgia and Maryville, Tennessee, acquired on December 28, 2012 and the acquisition of the Newington Fair Shopping Center located in Newington, Connecticut acquired on December 27, 2012.

F-10

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2012

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
ASSETS

Net investment properties (C)	$--	$29,213,999	$29,213,999
Cash and cash equivalents (E)	62,183	458,628	520,811
Deferred offering costs	1,740,820	--	1,740,820
Deferred loan costs	--	425,882	425,882
Acquired lease intangibles, net (C) (D)	--	3,343,087	3,343,087
Investment in related party	1,000	--	1,000
Other assets	1,755	--	1,755

Total assets	$1,805,758	$33,441,596	$35,247,354

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

Liabilities:
Mortgage and term loan payable (C)	$--	$32,677,167	$32,677,167
Accounts payable and accrued expenses (F)	38,499	881,437	919,936
Acquired below market lease intangibles (D)	--	393,471	393,471
Accrued offering expenses	205,550	--	205,550
Due to affiliates	1,466,813	80,000	1,546,813

Commitments and contingencies

Stockholder’s equity (deficit):
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	--	--	--
Common stock, $.001 par value, 1,460,000,000 shares authorized, 20,000 shares issued and outstanding	20	--	20
Additional paid in capital	199,980	--	199,980
Retained earnings (deficit)	(105,104)	(590,479)	(695,583)

Total stockholder’s equity (deficit)	94,896	(590,479)	(495,583)

Total liabilities and stockholder’s equity (deficit)	$1,805,758	$33,441,596	$35,247,354

See accompanying notes to pro forma consolidated balance sheet.

F-11

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2012

(Unaudited)

(A)	The historical column represents the Company’s Balance Sheet as of September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	The pro forma adjustments column includes adjustments related to our acquisition of the portfolio of five Dollar General retail stores acquired on November 6, 2012, the Newington Fair Shopping Center acquired on December 27, 2012 and the seven Dollar General retail stores acquired on December 28, 2012, and the related mortgages and related term loan financing and is detailed below as follows:

	Dollar General - Robertsdale, AL	Dollar General - East Brewton, AL	Dollar General - Wetumpka, AL	Dollar General - Newport, TN	Dollar General - Madisonville, TN	Newington Fair Shopping Center Newington, CT
Allocation of net investment in properties:
Land	$324,000	$148,000	$272,000	$200,000	$273,000	$7,833,471
Building	1,178,000	780,000	939,000	818,000	939,000	8,328,529
Net investment in properties	$1,502,000	$928,000	$1,211,000	$1,018,000	$1,212,000	$16,162,000

Intangible assets, net	$192,772	$111,106	$173,584	$154,265	$178,193	$1,431,471

Intangible liabilities, net	$--	$--	$--	$--	$--	$393,471

Mortgages and term loan payable	$1,694,770	$1,039,104	$1,384,582	$1,172,262	$1,390,192	$14,717,761

	Dollar General - (Hamilton) LaGrange, GA	Dollar General - (Wares Cross) LaGrange, GA	Dollar General - Brooks, GA	Dollar General - Maryville, TN	Dollar General - Daleville, AL	Dollar General - Mobile, AL
Allocation of net investment in properties:
Land	$100,000	$248,000	$159,000	$249,000	$69,000	$208,000
Building	986,000	943,000	857,000	841,000	760,999	836,000
Net investment in properties	$1,086,000	$1,191,000	$1,016,000	$1,090,000	$829,999	$1,044,000

Intangible assets, net	$162,926	$177,176	$163,858	$161,086	$132,601	$165,257

Intangible liabilities, net	$--	$--	$--	$--	$--	$--

Mortgages and term loan payable	$993,685	$1,089,628	$945,713	$1,009,675	$769,821	$961,705
F-12

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (continued)

September 30, 2012

(Unaudited)

	Dollar General - Valley, AL	Inland Real Estate Income Trust, Inc.	Total
Allocation of net investment in properties:
Land	$119,000	$--	$10,202,471
Building	805,000	--	19,011,528
Net investment in properties	$924,000	$--	$29,213,999

Intangible assets, net	$138,792	$--	$3,343,087

Intangible liabilities, net	$--	$--	$393,471

Mortgages and term loan payable	$849,773	$4,658,496	$32,677,167

(C)	The pro forma adjustments reflect the acquisitions and mortgage financing of the twelve Dollar General properties and the Newington Fair Shopping Center by the Company. No pro forma adjustments have been made for prorations as the amounts are not significant. The Company acquired the properties by paying cash of $10 and obtaining mortgages and term loans in the amount of $32,677,167.

(D)	Acquired lease intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant. The value of the acquired intangibles will be amortized over the lease term. Allocations are preliminary and are subject to change.

(E)	Pro forma cash receipts of $458,628 represents the net cash received after payment for the net acquisition price of investments in real estate, closing costs, costs associated with obtaining the mortgages and term loans, net of prorations.

(F)	The pro forma adjustments reflect acquisition related costs for the acquisition of the portfolios of twelve Dollar General retail stores and the Newington Fair Shopping Center. The amount accrued includes an acquisition fee due to IREIT Business Manager and Advisor, Inc. The amount due is calculated based upon 1.5% of the purchase price.

F-13

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2012

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisitions and financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on August 24, 2011 (inception of the Company). Pro forma adjustments have been made for the acquisition of the portfolio of five Dollar General retail stores located in Robertsdale, East Brewton and Wetumpka, Alabama and in Newport and Madisonville, Tennessee acquired on November 6, 2012, the acquisition of the portfolio of seven Dollar General retail stores located in Daleville, Mobile and Valley, Alabama and Brooks, and LaGrange (two properties), Georgia and Maryville, Tennessee, acquired on December 28, 2012 and the acquisition of the Newington Fair Shopping Center located in Newington, Connecticut acquired on December 27, 2012.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2012, nor does it purport to represent our future results of operations.

F-14

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2012

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$--	$1,113,575	$1,113,575
Tenant recovery income	--	149,237	149,237
Total income	--	1,262,812	1,262,812

General and administrative expenses	76,255	--	76,255
Organization costs	8,957	--	8,957
Property operating expense (D)	--	56,773	56,773
Real estate taxes	--	139,820	139,820
Depreciation and amortization (C)	--	401,273	401,273
Business management fee - related party (G)	--	93,782	93,782
Total expenses:	85,212	691,648	776,860
Operating income (loss)	(85,212)	571,164	485,952

Interest expense (E):	--	(1,001,098)	(1,001,098)

Net loss attributable to common shareholders	$(85,212)	$(429,934)	$(515,146)

Net loss attributable to common shareholders per common share, basic and diluted	$(4.26)		$(25.76)

Weighted average number of common shares outstanding, basic and diluted (F)	20,000		20,000

See accompanying notes to pro forma consolidated statement of operations.

F-15

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2012

(Unaudited)

(A)	The historical column represents the Company’s Statement of Operations the nine months ended September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired as of the latter of the commencement of operations of the respective properties or August 24, 2011 (inception of the Company). Since each of the twelve Dollar General retail stores were newly constructed in 2012, there were no operations associated with any of these properties in 2011 and certain properties were in operation only for a portion of 2012. There were no pro forma adjustments associated with the acquisition of the portfolio of seven Dollar General retail stores due to these newly constructed properties commencing operations, at various times, subsequent to September 30, 2012.

Total income, property operating expenses and real estate taxes for the nine months September 30, 2012 is based on information provided by the sellers of the portfolio of twelve Dollar General retail stores and the Newington Fair Shopping Center.

The pro forma adjustments for the nine months ended September 30, 2012 are composed of the following adjustments:

	Dollar General - Robertsdale, AL	Dollar General - East Brewton, AL	Dollar General - Wetumpka, AL	Dollar General - Newport, TN	Dollar General - Madisonville, TN	Newington Fair Shopping Center Newington, CT
Lease commencement	May 5, 2012	August 15, 2012	August 29, 2012	August 1, 2012	August 25, 2012	Various dates starting in 2008

Rental income	$54,720	$10,528	$9,702	$15,189	$10,915	$1,012,521
Tenant recovery income	353	1,224	578	1,224	1,066	144,792
Total income	55,073	11,752	10,280	16,413	11,981	1,157,313
Property operating expenses (D)	1,040	200	184	289	207	54,853
Real estate taxes	353	1,224	578	1,224	1,066	135,375
Depreciation and amortization (C)	24,089	4,761	4,282	6,667	4,834	356,640
Business management fee - related party (G)	4,712	825	825	1,281	925	85,214
Total expenses	30,194	7,010	5,869	9,461	7,032	632,082
Operating income (loss)	24,879	4,742	4,411	6,952	4,949	525,231
Interest expense (E)	(52,233)	(9,995)	(9,294)	(14,618)	(10,458)	(661,466)
Net loss attributable to common stockholders	$(27,354)	$(5,253)	$(4,883)	$(7,666)	$(5,509)	$(136,235)

F-16

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (continued)

For the nine months ended September 30, 2012

(Unaudited)

	Inland Real Estate Income Trust, Inc.	Total
Lease commencement	N/A

Rental income	$--	$1,113,575
Tenant recovery income	--	149,237
Total income	--	1,262,812
Property operating expenses (D)	--	56,773
Real estate taxes	--	139,820
Depreciation and amortization (C)	--	401,273
Business management fee - related party (G)	--	93,782
Total expenses	--	691,648
Operating income (loss)	--	571,164
Interest expense (E)	(243,034)	(1,001,098)
Net loss attributable to common stockholders	$(243,034)	$(429,934)

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 1.9% of gross revenues from any single-tenant, net-leased property and 3.9% of gross revenues from any other property types.

F-17

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (continued)

For the nine months ended September 30, 2012

(Unaudited)

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

		Principal Balance	Interest Rate	Maturity Date

	First mortgage - Five Dollar General portfolio	$3,340,450	4.31%	May 1, 2027

	Mezzanine loan - Five Dollar General portfolio	3,340,460	10.00%	August 6, 2013

	First mortgage (Senior Tranche) – Newington Fair Shopping Center	9,790,000	Floating rate equal to 3.25% per annum above the three month LIBOR Rate; subject to a floor of 3.50%	December 27, 2015

	First mortgage (Junior Tranche) – Newington Fair Shopping Center	4,927,761	8.50%	December 27, 2013

	Mezzanine Loan – Inland	4,658,496	6.00%	December 27, 2013

		$26,057,167

	Loan fees are amortized on a straight-line basis, which approximates the effective interest method, over the term of the related loans as a component of interest expense.

(F)	The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2012 was calculated assuming all shares sold through September 30, 2012 were issued on August 24, 2011 (inception).

(G)	The business management fee is calculated at an annual rate of .65% of the average invested assets pursuant to the business management agreement and is due to IREIT Business Manager and Advisor, Inc.

F-18

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the period from August 24, 2011 (inception) through year ended December 31, 2011

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on August 24, 2011 (inception of the Company). Pro forma adjustments have been made for the acquisition of the Newington Fair Shopping Center located in Newington, Connecticut acquired on December 27, 2012. Pro forma adjustments have not been made for the acquisition of the portfolio of five Dollar General retail stores located in Robertsdale, East Brewton and Wetumpka, Alabama and in Newport and Madisonville, Tennessee acquired on November 6, 2012 and the acquisition of the portfolio of seven Dollar General retail stores located in Daleville, Mobile and Valley, Alabama and Brooks, and LaGrange (two properties), Georgia and Maryville, Tennessee, acquired on December 28, 2012 since all of the properties were newly constructed and commenced operations in 2012.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the period August 24, 2011 (inception of the company) through December 31, 2011, nor does it purport to represent our future results of operations.

F-19

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the period from August 24, 2011 (inception) through December 31, 2011

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$--	$480,393	$480,393
Tenant recovery income	--	70,160	70,160
Total income	--	550,553	550,553

General and administrative expenses	19,892	--	19,892
Property operating expense (D)	--	27,484	27,484
Real estate taxes	--	65,181	65,181
Depreciation and amortization (C)	--	171,182	171,182
Business management fee - related party (G)	--	40,430	40,430
Total expenses:	19,892	304,277	324,169
Operating income (loss)	(19,892)	246,276	226,384

Interest expense (E):	--	(375,392)	(375,392)

Net loss attributable to common shareholders	$(19,892)	$(129,116)	$(149,008)

Net loss attributable to common shareholders per common share, basic and diluted	$(0.99)		$(7.45)

Weighted average number of common shares outstanding, basic and diluted (F)	20,000		20,000

See accompanying notes to pro forma statement of operations.

F-20

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the period from August 24, 2011 (inception) through December 31, 2011

(Unaudited)

(A)	The historical column represents the Company’s Statement of Operations for the period from August 24, 2011 (inception) through December 31, 2011 as filed with the Securities and Exchange Commission on Form S-11/A.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the property was acquired on August 24, 2011 (inception of the Company). Since each of the twelve Dollar General retail stores were newly constructed in 2012, there were no operations associated with any of these properties in 2011. Accordingly, no pro forma adjustments were made corresponding to the twelve Dollar General retail stores in 2011. Pro forma adjustments are only presented for the Newington Fair Shopping Center.

The pro forma adjustments for the period from August 24, 2011 (inception) through December 31, 2011 are composed of the following adjustments:

	Newington Fair Shopping Center Newington, CT	Inland Real Estate Income Trust, Inc.	Total
Lease commencement	Various dates starting in 2008	N/A	N/A

Rental income	$480,393	$--	$480,393
Tenant recovery income	70,160	--	70,160
Total income	550,553	--	550,553
Property operating expenses (D)	27,484	--	27,484
Real estate taxes	65,181	--	65,181
Depreciation and amortization (C)	171,182	--	171,182
Business management fee - related party (G)	40,430	--	40,430
Total expenses	304,277	--	304,277
Operating income (loss)	246,276	--	246,276
Interest expense (E)	(299,073)	(76,319)	(375,392)
Net loss attributable to common stockholders	$(52,797)	$(76,319)	$(129,116)

F-21

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (continued)

For the period from August 24, 2011 (inception) through December 31, 2011

(Unaudited)

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 1.9% of gross revenues from any single-tenant, net-leased property and 3.9% of gross revenues from any other property types.

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date

First mortgage (Senior Tranche) – Newington Fair Shopping Center	$9,790,000	Floating rate equal to 3.25% per annum above the three month LIBOR Rate subject; to a floor of 3.5%	December 27, 2015

First mortgage (Junior Tranche) – Newington Fair Shopping Center	4,927,761	8.50%	December 27, 2013

Mezzanine Loan – Inland	2,745,996	6.00%	December 27, 2013
	$17,463,757

Loan fees are amortized on a straight-line basis, which approximates the effective interest method, over the term of the related loans as a component of interest expense.

(F)	The pro forma weighted average shares of common stock outstanding for the period from August 24, 2011 (inception) through December 31, 2011 was calculated assuming all shares were sold through December 31, 2011 were issued on August 24, 2011 (inception).

(G)	The business management fee is calculated at an annual rate of .65% of the average invested assets pursuant to the business management agreement and is due to IREIT Business Manager and Advisor, Inc.

F-22